Exhibit 99.2
Blucora, Inc.
Supplemental Information
March 31, 2018

Blucora Consolidated Financial Results (1)

(in thousands except %s and per share amounts, rounding differences may exist)	2016		2017						2018
	FY 12/31		1Q	2Q	3Q	4Q	FY 12/31		1Q
Segment revenue:
Wealth Management (1)	$316,546		$82,667	$85,296	$86,809	$93,848	$348,620		$92,082
Tax Preparation (2)	139,365		99,708	53,866	3,362	4,001	160,937		113,883
Total	$455,911		$182,375	$139,162	$90,171	$97,849	$509,557		$205,965
Segment income (loss): (3)
Wealth Management (1)	$46,296		$11,853	$12,406	$12,425	$14,232	$50,916		$13,075
Tax Preparation (2)	66,897		53,133	36,515	(6,238)	(10,489)	72,921		58,806
Total	$113,193		$64,986	$48,921	$6,187	$3,743	$123,837		$71,881
Segment income (loss) % of revenue:
Wealth Management (1)	15%		14%	15%	14%	15%	15%		14%
Tax Preparation (2)	48%		53%	68%	(186)%	(262)%	45%		52%
Total	25%		36%	35%	7%	4%	24%		35%
Unallocated corporate operating expenses (3)	$18,999		$6,773	$6,463	$4,587	$5,084	$22,907		$5,541
Adjusted EBITDA	$94,194		$58,213	$42,458	$1,600	$(1,341)	$100,930		$66,340
Other unallocated operating expenses: (3)
Stock-based compensation (4)	$14,128		$2,565	$2,737	$3,132	$3,219	$11,653		$2,958
Acquisition-related costs	391		—	—	—	—	—		—
Depreciation	4,545		1,134	1,059	1,023	921	4,137		2,002
Amortization of acquired intangible assets (4)	34,143		8,336	8,336	8,665	8,665	34,002		8,357
Restructuring	3,870		2,289	331	106	375	3,101		289
Operating income (loss)	$37,117		$43,889	$29,995	$(11,326)	$(14,521)	$48,037		$52,734
Unallocated other income/loss: (3)
Interest income	$(81)		$(20)	$(25)	$(31)	$(34)	$(110)		$(40)
Interest expense (5)	32,424		6,436	5,529	4,781	4,465	21,211		4,181
Amortization of debt issuance costs (5)	1,840		387	327	177	198	1,089		203
Accretion of debt discounts (5)	4,690		1,085	755	53	54	1,947		47
(Gain) loss on debt extinguishment and modification expense (6)	1,036		1,780	17,801	183	681	20,445		776
Other (income) loss, net	(128)		40	(187)	78	38	(31)		61
Total	$39,781		$9,708	$24,200	$5,241	$5,402	$44,551		$5,228
Income (loss) from continuing operations before income taxes	$(2,664)		$34,181	$5,795	$(16,567)	$(19,923)	$3,486		$47,506
Income tax (benefit) expense: (3)
Cash	$2,517		$311	$(626)	$(58)	$1,336	$963		$565
Non-cash (7)	(3,802)		3,160	2,941	224	(33,178)	(26,853)		1,398
Total	$(1,285)		$3,471	$2,315	$166	$(31,842)	$(25,890)		$1,963
GAAP income (loss) from continuing operations (8)	$(1,379)		$30,710	$3,480	$(16,733)	$11,919	$29,376		$45,543
GAAP income (loss) from continuing operations per share - diluted	$(0.05)		$0.67	$0.07	$(0.37)	$0.21	$0.57		$0.93

GAAP discontinued operations, net of income taxes (9)	$(63,121)		$—	$—	$—	$—	$—		$—
GAAP impact of noncontrolling interests (8)	(658)		(126)	(176)	(164)	(1,871)	(2,337)		(205)
GAAP net income (loss) attributable to Blucora, Inc.	$(65,158)		$30,584	$3,304	$(16,897)	$10,048	$27,039		$45,338

Non-GAAP net income (loss)	$45,096		$47,407	$32,947	$(5,534)	$(5,672)	$69,148		$58,232
Non-GAAP net income (loss) per share - diluted	$1.06	(10)	$1.04	$0.70	$(0.12)	$(0.12)	$1.46	(11)	$1.20

Outstanding Shares	41,845		42,635	44,681	46,077	46,366	46,366		46,828
Basic shares - GAAP	41,494		42,145	43,644	45,459	46,231	44,370		46,641
Diluted shares - GAAP	41,494		45,428	46,937	45,459	48,406	47,211		48,665
Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2)	As a highly seasonal business, almost all of the Tax Preparation revenue is generated in the first four months of the calendar year.

(3)
We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, acquisition-related costs, depreciation, amortization of acquired intangible assets, restructuring, other income/loss, or income taxes to the reportable segments.  The general and administrative costs are included in "Unallocated corporate operating expenses."

(4)	Includes stock-based compensation for Blucora share-based award grants to HD Vest employees and amortization of the definite-lived intangible assets identified in the HD Vest acquisition.

(5)
Excludes interest expense and amortization of debt-related costs associated with the TaxAct 2013 credit facility and HD Vest's previous debt facility, both of which were paid off at the acquisition date, and includes similar expenses associated with the TaxAct - HD Vest 2015 credit facility that was used to finance the HD Vest acquisition.

(6)
1Q16 gain on debt extinguishment related to the repurchase of a portion of the Convertible Senior Notes below par value, offset by a loss on debt extinguishment related to the prepayment of a portion of the TaxAct - HD Vest 2015 credit facility, which resulted in the acceleration of a portion of the unamortized discount and debt issuance costs. 2Q16, 3Q16, 4Q16, 1Q17, and 2Q17 loss on debt extinguishment related to the prepayment of a portion of the TaxAct - HD Vest 2015 credit facility during each of those quarters. 2Q17 loss on debt extinguishment also related to the redemption of all of the Convertible Senior Notes and pay-off of the remaining TaxAct - HD Vest 2015 credit facility, resulting in the write-off of the remaining unamortized debt discount and issuance costs.

(7)
Amounts represent the non-cash portion of income taxes from continuing operations. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024.

(8)
GAAP income (loss) from continuing operations excludes the impact of noncontrolling interests associated with HD Vest management rollover equity ownership of 4.48%. The impact of noncontrolling interests is recorded separately and after GAAP income (loss) from continuing operations.

(9)
On October 14, 2015, Blucora announced plans to divest of the Search and Content and E-Commerce businesses. Accordingly, our financial condition, results of operations, and cash flows reflect the Search and Content and E-Commerce businesses as discontinued operations for all periods presented. On August 9, 2016, we closed on an agreement with OpenMail, under which OpenMail acquired substantially all of the assets and assumed certain specified liabilities of the Search and Content business for $45.2 million. On November 17, 2016, we closed on an agreement with YFC, under which YFC acquired the E-Commerce business for $40.5 million. As a result, we recognized a combined loss on sale of discontinued operations before income taxes of $73.8 million in FY 2016.

(10)	Calculation in FY 2016 used 42,686,000 diluted shares due to non-GAAP net income.

(11)	Calculation in FY 2017 used 47,211,000 diluted shares due to non-GAAP net income.

Blucora Reconciliation of Non-GAAP Financial Measures (1) (2)

	2016	2017					2018
(in thousands except per share amounts, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
Adjusted EBITDA
Net income (loss) attributable to Blucora, Inc. (3)	$(65,158)	$30,584	$3,304	$(16,897)	$10,048	$27,039	$45,338
Stock-based compensation	14,128	2,565	2,737	3,132	3,219	11,653	2,958
Depreciation and amortization of acquired intangible assets	38,688	9,470	9,395	9,688	9,586	38,139	10,359
Restructuring	3,870	2,289	331	106	375	3,101	289
Other loss, net	39,781	9,708	24,200	5,241	5,402	44,551	5,228
Net income attributable to noncontrolling interests	658	126	176	164	1,871	2,337	205
Income tax expense	(1,285)	3,471	2,315	166	(31,842)	(25,890)	1,963
Discontinued operations, net of income taxes	63,121	—	—	—	—	—	—
Acquisition-related costs	391	—	—	—	—	—	—
Adjusted EBITDA	$94,194	$58,213	$42,458	$1,600	$(1,341)	$100,930	$66,340
Non-GAAP Net Income (Loss)
Net income (loss) attributable to Blucora, Inc. (3)	$(65,158)	$30,584	$3,304	$(16,897)	$10,048	$27,039	$45,338
Discontinued operations, net of income taxes	63,121	—	—	—	—	—	—
Stock-based compensation	14,128	2,565	2,737	3,132	3,219	11,653	2,958
Amortization of acquired intangible assets	34,143	8,336	8,336	8,665	8,665	34,002	8,357
Accretion of debt discount on Convertible Senior Notes	3,666	934	633	—	—	1,567	—
Accelerated accretion of debt discount on Convertible Senior Notes repurchased	1,628	—	—	—	—	—	—
Gain on Convertible Senior Notes repurchased	(7,724)	—	—	—	—	—	—
Write-off of debt discount and debt issuance costs on terminated Convertible Senior Notes	—	—	6,715	—	—	6,715	—
Write-off of debt discount and debt issuance costs on closed TaxAct - HD Vest 2015 credit facility	—	—	9,593	—	—	9,593	—
Acquisition-related costs	391	—	—	—	—	—	—
Restructuring	3,870	2,289	331	106	375	3,101	289
Impact of noncontrolling interests	658	126	176	164	1,871	2,337	205
Cash tax impact of adjustments to GAAP net income	175	(587)	(1,819)	(928)	3,328	(6)	(313)
Non-cash income tax (benefit) expense	(3,802)	3,160	2,941	224	(33,178)	(26,853)	1,398
Non-GAAP net income (loss)	$45,096	$47,407	$32,947	$(5,534)	$(5,672)	$69,148	$58,232

Non-GAAP net income (loss) per share	$1.06	$1.04	$0.70	$(0.12)	$(0.12)	$1.46	$1.20
Diluted shares	42,686	45,428	46,937	45,459	46,231	47,211	48,665

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2)
For definitions of these non-GAAP financial measures and their relationship to our GAAP financial statements, please see Note 1 to our Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures in exhibit 99.1 to the May 9, 2018 Current Report on Form 8-K. Effective with 1Q16, we define Non-GAAP net income to exclude the effects of stock-based compensation, amortization of acquired intangible assets (including acquired technology), accretion of debt discount and accelerated accretion of debt discount on our Convertible Senior Notes that were outstanding for a portion of 2017, restructuring costs, the impact of noncontrolling interests, the related cash tax impact of those adjustments, and non-cash income taxes. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024.

(3)	As presented in the Blucora Consolidated Financial Results (unaudited) on page 2.

Blucora Net Leverage Ratio

	2016		2017										2018
(in thousands except ratio, rounding differences may exist)	FY 12/31		1Q		2Q		3Q		4Q		FY 12/31		1Q
CASH:
Cash and cash equivalents	$51,713		$74,609		$78,312		$78,558		$59,965		$59,965		$77,107
Available-for-sale investments	7,101		160		—		—		—		—		—
	$58,814		$74,769		$78,312		$78,558		$59,965		$59,965		$77,107
DEBT:
Senior secured credit facility	$—		$—		$360,000		$350,000		$345,000		$345,000		$305,000
TaxAct - HD Vest 2015 credit facility	260,000		222,000		—		—		—		—		—
Convertible Senior Notes	172,859		172,859		—		—		—		—		—
Note payable, related party	3,200		3,200		3,200		3,200		—		—		—
	$436,059		$398,059		$363,200		$353,200		$345,000		$345,000		$305,000

NET DEBT	$(377,245)		$(323,290)		$(284,888)		$(274,642)		$(285,035)		$(285,035)		$(227,893)

Last twelve months:
SEGMENT INCOME:
Wealth Management	$46,296		$47,243		$49,725		$50,522		$50,916		$50,916		$52,138
Tax Preparation	66,897		72,457		79,176		77,320		72,921		72,921		78,594
	113,193		119,700		128,901		127,842		123,837		123,837		130,732
Unallocated corporate operating expenses	(18,999)		(21,073)		(23,076)		(22,756)		(22,907)		(22,907)		(21,675)

ADJUSTED EBITDA	$94,194		$98,627		$105,825		$105,086		$100,930		$100,930		$109,057

LEVERAGE RATIO	4.0	x	3.3	x	2.7	x	2.6	x	2.8	x	2.8	x	2.1	x

Blucora Reconciliation of Operating Free Cash Flow from Continuing Operations (1)

	2016	2017					2018
(in thousands, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
Net cash provided by operating activities from continuing operations	$85,970	$52,900	$28,236	$(1,906)	$(6,384)	$72,846	$57,450
Purchases of property and equipment	(3,812)	(1,165)	(746)	(1,898)	(1,230)	(5,039)	(940)
Operating free cash flow from continuing operations	$82,158	$51,735	$27,490	$(3,804)	$(7,614)	$67,807	$56,510

(1)
We define operating free cash flow from continuing operations as net cash provided by operating activities from continuing operations less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the continuing businesses, after the purchases of property and equipment, that can then be used for, among other things, strategic acquisitions and investments in the businesses, stock repurchases, and funding ongoing operations.

Blucora Operating Metrics - Wealth Management

	2016	2017					2018
(in thousands except %s, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
Segment revenue	$316,546	$82,667	$85,296	$86,809	$93,848	$348,620	$92,082
Segment net revenue (1)	$102,550	$26,793	$28,394	$27,591	$30,639	$113,417	$29,259
Segment income (2)	$46,296	$11,853	$12,406	$12,425	$14,232	$50,916	$13,075
Segment income % of revenue	15%	14%	15%	14%	15%	15%	14%
Segment income % of net revenue	45%	44%	44%	45%	46%	45%	45%

(in thousands except %s, rounding differences may exist)			2016	2017					2018
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
Advisor-driven	Commission	- Transactions - Asset levels	$150,125	$39,595	$38,154	$39,432	$43,060	$160,241	$42,870
	Advisory	- Advisory asset levels	129,417	33,576	35,914	37,588	38,616	145,694	39,301
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	22,653	5,966	6,784	6,526	7,021	26,297	7,172
	Transaction and fee	- Account activity - Number of clients - Number of advisors - Number of accounts	14,351	3,530	4,444	3,263	5,151	16,388	2,739
	Total revenue		$316,546	$82,667	$85,296	$86,809	$93,848	$348,620	$92,082
	Total recurring revenue (3)		$249,130	$63,907	$68,971	$70,539	$74,129	$277,546	$72,962
	Recurring revenue rate (3)		78.7%	77.3%	80.9%	81.3%	79.0%	79.6%	79.2%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	2016	2017					2018
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
Total Assets Under Administration (“AUA”)	$38,663,595	$40,424,515	$41,427,028	$42,696,862	$44,178,710	$44,178,710	$44,383,024
Advisory Assets Under Management (“AUM”)	$10,397,071	$11,090,767	$11,551,288	$11,984,320	$12,530,165	$12,530,165	$12,717,125
% of total AUA	26.9%	27.4%	27.9%	28.1%	28.4%	28.4%	28.7%
Number of advisors (in ones)	4,472	4,427	4,426	4,392	3,999	3,999	3,920
Adviser-driven revenue per adviser	$16.3	$16.5	$16.7	$17.5	$20.4	$20.4	$21.0

(1)	Amount represents segment revenue less advisor commission payout.

(2)	Excludes expenses associated with non-recurring projects.

(3)	Recurring revenue consists of trailing commissions, advisory fees, fees from cash sweep programs, and certain transaction and fee revenue.

Blucora Operating Metrics - Tax Preparation

(in thousands except %s, rounding differences may exist)	U.S. tax seasons ended			Three months ended March 31,
Consumers	April 19, 2018	April 18, 2017	% change	2018	2017	% change
Online e-files	3,432	3,958	(13)%	2,509	2,876	(13)%
Desktop e-files	152	184	(17)%	100	122	(18)%
Sub-total e-files	3,584	4,142	(13)%	2,609	2,998	(13)%
Free File Alliance e-files (1)	188	164	15%	133	115	16%
Total e-files	3,772	4,306	(12)%	2,742	3,113	(12)%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	U.S. tax seasons ended			Three months ended March 31,
Preparers	April 19, 2018	April 18, 2017	% change	2018	2017	% change
E-files	1,763	1,717	3%	1,324	1,302	2%
Units sold (in ones)	20,588	20,964	(2)%	20,191	20,327	(1)%
E-files per unit sold (in ones)	85.6	81.9	5%	65.6	64.0	3%

(1)	Free File Alliance e-files are provided as part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines.